UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2004

COMSYS IT PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-13956 (Commission File Number)	56-1930691 (IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1800
Houston, Texas 77027

(Address of Principal Executive Offices)

(713) 386-1400

(Registrant’s telephone number, including area code)

Venturi Partners, Inc.
Five LakePointe Plaza
2709 Water Ridge Parkway, 2nd Floor
Charlotte, North Carolina 28217

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in the Registrant’s Certifying Accountant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
PricewaterhouseCoopers LLP's letter dated October 27, 2004

Item 4.01.  Changes in the Registrant’s Certifying Accountant.

     (a) Previous Independent Registered Public Accounting Firm

     On October 21, 2004, COMSYS IT Partners, Inc. (formerly Venturi Partners, Inc.) (the “Company”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm effective upon completion of services related to the review of the Company’s Form 10-Q for the quarter ended September 26, 2004. The Company’s Audit Committee participated in and approved the decision to change the Company’s independent registered public accounting firm.

     PricewaterhouseCoopers LLP’s audit reports for the past two fiscal years ended December 29, 2002 and December 28, 2003, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     During the two most recent fiscal years and through October 21, 2004, there have been no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

     During the fiscal years ended December 29, 2002 and December 28, 2003 and through October 21, 2004, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has requested PricewaterhouseCoopers LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by the Company. A copy of such letter, dated October 27, 2004, is filed as Exhibit 16.1 to this Current Report.

     (b) New Independent Registered Public Accounting Firm

     The Company engaged Ernst & Young LLP as its new independent registered public accounting firm as of October 21, 2004. Prior to such engagement, Ernst & Young LLP served as the independent registered public accounting firm for COMSYS Holding, Inc. Pursuant to a merger consummated on September 30, 2004, VTP, Inc., a wholly-owned subsidiary of the Company, merged with and into COMSYS Holding, Inc. COMSYS Holding, Inc. became a wholly-owned subsidiary of Venturi Partners, Inc. which then changed its name to COMSYS IT Partners, Inc. COMSYS Holding, Inc. was the accounting acquiror in the merger. During the two most recent fiscal years and in the subsequent interim period, the Company did not consult with Ernst & Young LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(a)      Financial Statements or Business Acquired. Not applicable.

(b)      Pro Forma Financial Information. Not applicable.

(c)      Exhibits.

Number	Exhibit

16.1*	PricewaterhouseCoopers LLP’s letter dated October 27, 2004 regarding the Company’s disclosure in the Current Report on Form 8-K.

*Filed herewith.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.
Date: October 27, 2004	By:	/s/ Joseph C. Tusa, Jr.
		Name:	Joseph C. Tusa, Jr.
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

16.1*	PricewaterhouseCoopers LLP’s letter dated October 27, 2004 regarding the Company’s disclosure in the Current Report on Form 8-K.

*Filed herewith.